UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act

of 1934 Date of Report (Date of earliest event reported):

August 25, 2015

Commission file number

333-193565

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

(f/k/a GREENPRO INC.)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

98-1146821	7374
(IRS Employer Identification Number)	(Primary Standard Industrial Classification Code Number)

Room 2201, 22/F Malaysia Building

50 Gloucester Road

Wanchai, Hong Kong

(852) 3111 7718

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth in Item 3.02 of this Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On August 20, 2015, Greenpro Capital Corp. (the “Company”) completed the issuance and sale of an aggregate of 625,000 shares at a price of $0.80 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to ZONG YI HOLDING CO., LTD (the “Zong Yi”). pursuant to a Subscription Agreement dated as of August 20, 2015 between the Company and Zong Yi. The $500,000 in proceeds went directly to the Company.

On August 21, 2015, the Company completed the issuance and sale of an aggregate of 500,000 shares at a price of $1.00 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share in a private placement to Mr. Thanawat Lertwattanarak and Ms. Srirat Chuchottaworn (the “Investors”) pursuant to a Subscription Agreement dated as of August 21, 2015 between the Company and each Investor. Each investor purchased 250,000 shares and the total proceeds to the Company amounted to $500,000.

The Company will use the net proceeds amounted to $1,000,000 from these offering to fund its venture capital project in Hong Kong and expand the Company’s internal development.

The shares sold in the private placement were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The bases for the availability of this exemption include the facts that the issuance was a private transaction which did not involve a public offering and the shares were offered and sold to a limited number of investors.

Item 9.01	Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement dated as of August 20, 2015
10.2	Form of Subscription Agreement dated as of August 21, 2015
99.1	Press Release dated as of August 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.

(Name of Registrant)

Date: August 25, 2015

	By:	/s/ Lee Chong Kuang

	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer)

Date: August 25, 2015

	By:	/s/ Loke Che Chan, Gilbert

	Name:	Loke Che Chan, Gilbert
	Title:	Chief Financial Officer, Secretary, Treasurer, Director (Principal Financial Officer, Principal Accounting Officer)